FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Info
Deal Name	FBRSI 2005-3
Bloomberg Ticker:
Asset Class:	Subprime
Issuer:
Trustee:
Lead Manager(s)	FBR
Month:
To Roll
Remaining Term
Remaining IO Term
% Interest Only	23.99
Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.

Master Servicer:
Backup Servicer:
Primary Servicer (s):		%	Name	Originator (s):		%	Name	FICO by Originator
Wells Fargo	1	100		Fremont	1	100.00%
	2				2
	3				3
	4				4
	5				5
	6				6
	7				7
	8				8
	9				9
	10				10
Please fill out complete list of servicers and originators even if it is greater then ten
* LTV with respect to first liens and CLTV with respect to second liens for all strats

FICO BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
FICO	# Loans	Balance	%	Balance	WAC	FICO	%LTV*	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only	MI%
NA			0.00%
=<500	7	1,514,517	0.16%	216,709	9.26%	500	72.18%	48.39%	100.00%	100.00%	91.09%	55.61%	0.00%	0.00%
>500 =<520	181	40,113,788	4.14%	221,970	8.89%	511	75.12%	44.24%	95.97%	86.45%	82.45%	46.31%	0.00%	5.47%
>520 =<540	197	43,702,709	4.51%	222,215	8.28%	530	76.57%	43.75%	93.23%	84.11%	82.05%	49.56%	0.00%	13.60%
>540 =<560	278	58,076,360	5.99%	209,297	7.95%	552	82.20%	43.23%	93.41%	89.11%	67.36%	65.07%	1.01%	38.87%
>560 =<580	305	65,969,542	6.80%	216,683	7.60%	571	82.86%	43.02%	95.68%	89.45%	61.02%	73.31%	10.20%	35.90%
>580 =<600	571	117,304,409	12.09%	205,693	7.30%	590	82.30%	41.92%	94.08%	87.35%	49.18%	80.16%	39.33%	24.14%
>600 =<620	682	137,093,914	14.14%	201,289	7.29%	610	83.37%	42.46%	92.26%	82.74%	43.75%	66.75%	33.27%	26.27%
>620 =<640	699	140,045,236	14.44%	200,692	7.14%	630	83.39%	42.71%	92.03%	82.70%	39.62%	57.40%	24.41%	21.02%
>640 =<660	591	125,730,549	12.96%	213,085	6.97%	649	83.08%	42.22%	93.38%	80.68%	36.12%	54.49%	27.20%	15.93%
>660 =<680	350	81,246,101	8.38%	232,516	6.89%	671	83.59%	42.45%	92.13%	79.00%	40.79%	50.61%	25.63%	16.53%
>680 =<700	285	65,714,303	6.78%	230,942	6.98%	689	83.61%	41.87%	88.36%	71.21%	24.35%	45.21%	29.99%	15.88%
>700 =<750	287	69,582,785	7.17%	242,867	6.86%	719	83.99%	42.62%	89.01%	74.95%	25.10%	45.50%	29.57%	10.73%
>750	89	23,780,005	2.45%	267,738	6.68%	773	83.05%	42.87%	82.24%	62.10%	19.85%	53.03%	17.44%	18.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%	21.01%
FICO Mean:	622	Median:	621	Standard Deviation:		56

LTV BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
LTV	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only	MI%
=<50	20	4,450,233	0.46%	222,944	7.23%	607	41.16%	40.53%	88.97%	62.68%	85.51%	14.14%	5.06%	0.00%
>50 =<55	11	2,935,999	0.30%	267,331	7.36%	582	53.73%	44.63%	74.39%	91.16%	70.22%	30.37%	21.46%	0.00%
>55 =<60	37	6,917,737	0.71%	187,284	7.40%	605	58.38%	37.94%	88.63%	76.25%	74.03%	47.96%	21.73%	0.00%
>60 =<65	106	23,323,037	2.40%	220,418	8.37%	579	63.64%	43.62%	92.15%	73.81%	91.01%	38.71%	6.61%	0.00%
>65 =<70	133	28,522,020	2.94%	214,827	7.92%	576	68.85%	42.01%	90.65%	83.83%	89.27%	52.56%	10.28%	0.00%
>70 =<75	222	55,791,244	5.75%	251,717	7.59%	584	73.84%	41.79%	92.41%	88.09%	83.58%	50.05%	13.61%	0.00%
>75 =<80	1,836	477,841,752	49.27%	260,649	6.88%	635	79.88%	42.52%	94.33%	81.14%	30.05%	51.48%	33.89%	0.00%
>80 =<85	359	88,598,793	9.14%	247,235	7.15%	602	84.53%	43.30%	92.13%	87.72%	74.13%	77.48%	17.92%	69.22%
>85 =<90	816	195,232,782	20.13%	239,680	7.34%	621	89.84%	43.00%	85.17%	81.24%	49.62%	75.45%	13.90%	63.22%
>90 =<95	171	21,431,661	2.21%	125,532	7.79%	641	94.77%	43.46%	98.04%	83.37%	71.44%	82.47%	37.87%	49.77%
>95 <100	24	2,105,773	0.22%	87,878	9.25%	624	98.19%	43.00%	100.00%	93.49%	62.19%	69.65%	0.00%	35.16%
=>100	787	62,723,187	6.47%	79,809	9.44%	654	100.00%	41.96%	100.00%	79.55%	19.94%	61.99%	8.34%	12.19%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%	21.01%
LTV Mean:	78.41	CLTV:	82.51	Standard Deviation:		10.04		LTV =80:	44.98		% Silent Seconds:		46.64

								LTV =100:	6.47	CLTV W/ Silent Seconds:			90.45

DTI BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
DTI	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<20	118	24,695,393	2.55%	209,660	7.16%	621	80.00%	13.48%	83.83%	90.16%	51.94%	82.68%	18.53%
>20 =<25	108	19,046,065	1.96%	176,603	7.37%	610	81.22%	22.82%	80.39%	89.59%	45.08%	88.16%	32.01%
>25 =<30	210	45,543,824	4.70%	217,213	7.22%	629	82.87%	27.51%	87.60%	87.19%	42.48%	71.76%	25.99%
>30 =<35	365	67,714,301	6.98%	185,825	7.38%	625	82.46%	32.67%	91.34%	84.86%	48.44%	62.34%	22.04%
>35 =<40	631	130,160,945	13.42%	206,610	7.35%	628	82.04%	37.75%	92.31%	83.61%	43.05%	51.22%	23.67%
>40 =<45	974	212,826,627	21.94%	218,828	7.33%	626	82.69%	42.76%	94.74%	81.55%	44.81%	54.88%	27.38%
>45 =<50	1,634	347,486,081	35.83%	212,974	7.20%	631	83.28%	47.82%	95.15%	79.61%	37.67%	60.22%	30.38%
>50 =<55	478	121,510,400	12.53%	254,737	7.49%	596	81.10%	52.72%	86.51%	81.14%	68.77%	58.89%	0.52%
>55 =<60	4	890,584	0.09%	223,000	8.35%	589	78.43%	55.99%	43.51%	72.67%	15.70%	43.03%	0.00%
>60			0.00%		0.00%		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

DTI Mean: 42.2		Median: 44.34		Standard Deviation: 8.7

PURPOSE BUCKET
Purpose	Deal Size			WA Loan	Weighted Average Collateral Characteristics
	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Purchase	2,643	520,778,457	53.70%	197,343	7.28%	641	83.74%	42.36%	92.38%	79.48%	0.00%	58.03%	27.80%
Cashout	1,834	439,576,590	45.32%	240,079	7.32%	604	81.02%	42.83%	92.47%	84.99%	100.00%	60.84%	19.53%
Rate/Term Refinance	45	9,519,172	0.98%	211,899	7.58%	616	83.42%	45.71%	85.39%	76.36%	0.00%	75.16%	21.63%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

OCCUPANCY BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Occ Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Owner Occupied	4,105	895,678,181	92.35%	218,532	7.26%	623	82.51%	42.75%	100.00%	82.93%	45.38%	59.41%	25.98%
Non-Owner Occupied	383	66,520,977	6.86%	174,031	7.81%	643	82.38%	41.03%	0.00%	67.77%	45.57%	60.97%	0.00%
Second Home	34	7,675,060	0.79%	226,228	7.36%	620	83.23%	39.32%	0.00%	89.80%	36.38%	53.26%	0.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

	Investment LTV = 80: 2.35

DOCUMENTATION BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Doc Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Full	2,945	576,776,349	59.47%	196,132	7.13%	619	83.76%	42.06%	92.26%	85.69%	46.37%	100.00%	33.22%
Stated	1,520	377,421,098	38.91%	248,757	7.55%	633	80.50%	43.46%	92.53%	75.75%	43.17%	0.00%	10.24%
Limited	57	15,676,772	1.62%	275,470	7.62%	588	84.66%	41.83%	91.41%	93.37%	58.80%	0.00%	15.75%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

PROPERTY BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Property Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Single Family	3,776	794,777,739	81.95%	210,810	7.30%	620	82.54%	42.35%	93.46%	100.00%	47.00%	62.19%	25.77%
Duplex	405	107,589,790	11.09%	266,131	7.27%	643	82.52%	44.01%	87.86%	0.00%	38.68%	35.23%	13.42%
Condo	286	52,334,266	5.40%	183,261	7.41%	636	82.97%	43.00%	89.12%	0.00%	34.16%	65.40%	25.67%
3-4 Unit	55	15,172,423	1.56%	276,442	7.28%	636	79.34%	44.75%	77.15%	0.00%	42.93%	68.49%	0.00%
Total:	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

PRINCIPAL BUCKET
UPB	Deal Size			WA Loan	Weighted Average Collateral Characteristics
	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
=<50	421	12,351,720	1.27%	29,414	10.27%	636	98.28%	41.47%	93.84%	86.77%	23.97%	80.78%	0.00%
>50 =<75	306	19,021,408	1.96%	62,266	9.60%	629	92.26%	41.00%	84.28%	84.62%	23.11%	65.15%	0.00%
>75 =<100	345	30,311,467	3.13%	88,000	8.76%	619	87.30%	40.92%	86.12%	82.67%	32.87%	64.73%	3.94%
>100 =<125	444	49,644,596	5.12%	111,989	8.04%	612	84.55%	41.70%	91.16%	84.91%	28.70%	75.84%	11.73%
>125 =<150	351	48,290,717	4.98%	137,809	7.84%	614	82.30%	41.26%	89.64%	86.15%	42.96%	69.90%	13.94%
>150 =<200	679	118,701,615	12.24%	175,116	7.45%	613	81.87%	42.03%	89.71%	86.85%	48.85%	68.56%	18.18%
>200 =<250	517	115,856,523	11.95%	224,470	7.18%	619	81.59%	42.70%	92.59%	85.02%	50.06%	64.09%	20.98%
>250 =<300	375	103,121,969	10.63%	275,418	7.13%	621	81.78%	43.70%	92.27%	85.91%	48.71%	60.29%	26.17%
>300 =<350	305	98,655,912	10.17%	323,973	6.94%	627	81.95%	43.13%	92.83%	77.74%	45.76%	53.76%	26.63%
>350 =<400	238	88,767,177	9.15%	373,589	7.05%	629	82.62%	43.75%	92.80%	75.67%	43.97%	45.48%	24.95%
>400 =<450	176	74,741,995	7.71%	425,304	6.93%	635	82.22%	43.37%	95.42%	72.13%	43.84%	50.99%	32.42%
>450 =<500	105	50,024,160	5.16%	477,104	6.87%	636	81.00%	44.15%	93.23%	71.51%	46.73%	54.40%	32.39%
>500 =<600	136	74,554,007	7.69%	549,024	6.89%	636	82.19%	43.53%	93.99%	77.38%	48.54%	43.50%	32.94%
>600 =<700	74	48,121,530	4.96%	651,267	6.92%	630	81.04%	41.82%	96.18%	89.33%	45.62%	57.86%	36.72%
=>700	50	37,709,421	3.89%	755,120	6.86%	623	79.18%	38.13%	96.03%	92.13%	59.91%	70.45%	39.76%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%
* In $1,000
	Min	4,928	Max	1,000,000

State Concentration Bucket *
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
State*	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
California	823	263,762,299	27.20%	320,904	6.96%	630	81.61%	42.89%	92.38%	89.65%	48.73%	59.37%	42.29%
New York	405	115,561,758	11.92%	285,869	7.18%	637	82.31%	44.44%	95.30%	52.50%	39.45%	33.93%	11.58%
Florida	604	106,726,654	11.00%	176,994	7.64%	618	82.45%	40.65%	90.78%	91.54%	43.20%	60.47%	13.73%
New Jersey	301	73,390,087	7.57%	244,233	7.48%	621	82.26%	43.53%	93.41%	68.94%	58.13%	53.84%	12.82%
Maryland	251	54,805,961	5.65%	218,734	7.35%	612	82.25%	42.78%	94.88%	92.87%	49.58%	63.58%	18.52%
Illinois	308	48,900,100	5.04%	159,061	7.36%	629	84.11%	42.59%	92.08%	67.25%	42.46%	64.36%	13.86%
Virginia	163	38,698,274	3.99%	237,753	7.39%	617	82.74%	42.97%	93.36%	89.17%	55.55%	63.05%	26.99%
Massachusetts	125	30,991,645	3.20%	248,372	7.21%	635	82.47%	43.89%	95.06%	54.84%	35.57%	57.52%	16.80%
Georgia	231	28,691,411	2.96%	124,394	7.60%	615	84.77%	41.72%	87.79%	96.11%	33.91%	84.07%	25.18%
Nevada	95	20,951,282	2.16%	220,878	7.29%	618	81.76%	42.15%	91.00%	95.12%	41.81%	57.13%	37.62%
Arizona	102	16,714,485	1.72%	164,090	7.59%	602	83.76%	41.91%	83.66%	94.78%	46.59%	78.25%	27.13%
Connecticut	82	16,477,622	1.70%	201,351	7.61%	627	81.24%	40.75%	90.01%	59.90%	43.32%	52.06%	4.71%
Hawaii	55	15,562,406	1.60%	283,484	7.05%	658	81.74%	41.76%	97.73%	88.35%	32.43%	51.20%	27.92%
Washington	87	15,433,716	1.59%	177,647	7.31%	620	84.71%	43.68%	87.99%	95.27%	50.13%	72.41%	33.47%
Colorado	87	13,460,065	1.39%	154,844	7.11%	620	83.65%	42.21%	95.39%	93.76%	36.11%	79.41%	56.11%
* Fill in top 15 states only, combine the remaining in the “Other” Bucket.

*Separate California into North and South if possible.

	Deal Size			WA Loan	Weighted Average Collateral Characteristics
California Breakdown	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
CA North	474	148,743,076	56.39%	314,221	6.94%	633	81.49%	42.89%	91.74%	84.91%	47.36%	58.98%	40.11%
CA South	349	115,019,224	43.61%	329,982	6.97%	625	81.77%	42.88%	93.22%	95.79%	50.51%	59.89%	45.10%
	823	263,762,299	100.00%	320,904	6.96%	630	81.61%	42.89%	92.38%	89.65%	48.73%	59.37%	42.29%

FIXED / FLOATING (ii)
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
ARM 2/28	2,581	611,496,168	63.05%	237,420	7.39%	614	81.79%	42.96%	88.95%	80.35%	47.38%	49.41%	0.00%
ARM 2/28 - IO	744	226,264,521	23.33%	304,120	6.58%	638	81.57%	42.06%	100.00%	88.37%	35.69%	81.83%	100.00%
Fixed 30 yr	938	102,376,552	10.56%	109,339	8.41%	644	88.85%	41.95%	95.70%	80.93%	49.52%	68.25%	0.00%
ARM 3/27	53	12,330,995	1.27%	233,197	7.00%	641	80.97%	41.27%	92.55%	67.61%	57.47%	50.07%	0.00%
ARM 3/27 - IO	24	6,439,690	0.66%	268,320	6.31%	655	83.65%	42.18%	100.00%	75.90%	79.24%	100.00%	100.00%
ARM 5/25	18	5,775,466	0.60%	321,557	6.80%	649	78.95%	42.33%	85.79%	49.96%	62.18%	52.68%	0.00%
Fixed 20 yr	24	2,215,598	0.23%	92,704	7.44%	645	83.95%	43.20%	100.00%	82.49%	61.70%	69.16%	0.00%
Fixed 15 yr	69	2,021,062	0.21%	29,481	9.64%	632	90.77%	39.75%	90.55%	89.47%	38.78%	79.69%	0.00%
Fixed 10 yr	61	852,319	0.09%	14,139	11.24%	634	94.64%	39.47%	72.53%	90.86%	49.79%	87.54%	0.00%
Fixed 5 yr	10	101,847	0.01%	10,486	11.92%	655	93.75%	38.01%	31.78%	94.80%	27.63%	100.00%	0.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%
List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.
% of 30/40 Year Loans		0	% of 40 Year am Loans		0

LIEN BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
First	3,681	920,358,280	94.89%	250,427	7.16%	623	81.60%	42.62%	91.99%	82.06%	46.92%	59.47%	25.28%
Second	841	49,515,939	5.11%	58,977	10.04%	651	99.40%	42.30%	99.07%	79.80%	15.65%	59.36%	0.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

PREPAYMENT BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
None	1,047	207,633,982	21.41%	198,645	7.55%	627	83.12%	42.78%	93.28%	75.35%	45.03%	56.41%	16.65%
3 Year	659	160,177,705	16.52%	243,464	7.30%	633	82.85%	43.34%	91.67%	68.45%	37.52%	50.71%	20.32%
5 Year	2,462	531,699,071	54.82%	216,289	7.25%	621	82.44%	42.47%	92.28%	87.43%	44.18%	61.41%	28.42%
Other	354	70,363,460	7.25%	199,134	6.96%	620	80.43%	41.42%	91.71%	90.69%	72.61%	73.76%	20.54%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

INDEX BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
Libor - 6 Month	3,420	862,306,840	100.00%	252,524	7.16%	622	81.72%	42.69%	91.96%	82.04%	44.80%	58.32%	26.99%
TOTAL	3,420	862,306,840	100.00%	252,524	7.16%	622	81.72%	42.69%	91.96%	82.04%	44.80%	58.32%	26.99%
List all reset rates

MORTGAGE RATE (WAC) BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
5.001 - 5.500	49	16,193,702	1.67%	330,962	5.39%	657	79.65%	42.62%	100.00%	82.58%	70.26%	81.97%	53.96%
5.501 - 6.000	305	98,824,104	10.19%	324,479	5.87%	661	79.72%	42.07%	98.20%	82.30%	39.91%	88.47%	52.85%
6.001 - 6.500	503	143,761,946	14.82%	286,250	6.34%	644	80.66%	43.19%	97.06%	85.39%	45.63%	72.66%	43.00%
6.501 - 7.000	778	226,483,260	23.35%	291,590	6.82%	639	81.40%	42.35%	93.48%	79.54%	42.63%	54.63%	27.17%
7.001 - 7.500	676	164,821,520	16.99%	244,238	7.31%	622	82.95%	43.19%	91.40%	78.29%	41.15%	48.47%	17.28%
7.501 - 8.000	588	128,491,887	13.25%	218,882	7.81%	597	84.18%	42.57%	86.95%	86.01%	50.34%	54.99%	12.13%
8.001 - 8.500	323	65,565,202	6.76%	203,298	8.28%	587	84.31%	40.44%	84.93%	82.18%	52.41%	52.60%	4.65%
8.501 - 9.000	353	50,240,802	5.18%	142,540	8.82%	580	83.65%	42.81%	86.01%	84.89%	59.16%	53.19%	2.52%
9.001 - 9.500	195	20,159,753	2.08%	103,539	9.30%	589	84.39%	43.89%	93.25%	85.77%	44.67%	47.42%	0.00%
9.501 - 10.000	232	22,641,645	2.33%	97,750	9.81%	614	88.11%	43.23%	91.89%	77.11%	38.42%	25.52%	0.00%
10.001 - 10.500	149	11,023,804	1.14%	74,075	10.35%	589	90.25%	42.97%	94.57%	82.26%	37.25%	76.55%	0.00%
10.501 - 11.000	193	11,707,174	1.21%	60,737	10.84%	595	92.10%	43.78%	97.20%	84.20%	30.93%	73.91%	0.00%
11.001 - 11.500	92	5,824,332	0.60%	63,392	11.20%	598	90.87%	42.57%	94.38%	71.19%	36.18%	36.25%	0.00%
11.501 - 12.000	44	2,934,104	0.30%	66,832	11.82%	552	71.78%	44.66%	90.05%	73.29%	70.28%	34.13%	0.00%
12.001 - 12.500	34	649,492	0.07%	19,232	12.29%	587	84.64%	45.44%	53.74%	88.28%	48.22%	62.68%	0.00%
12.501 - 13.000	4	427,437	0.04%	107,004	12.99%	552	67.21%	47.55%	2.41%	95.62%	2.41%	8.82%	0.00%
13.001 - 13.500	2	24,096	0.00%	12,175	13.25%	649	92.82%	11.86%	43.63%	100.00%	43.63%	100.00%	0.00%
13.501 - 14.000	2	99,961	0.01%	50,000	13.70%	510	69.44%	39.46%	0.00%	100.00%	100.00%	100.00%	0.00%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	23.99%

MARGIN (WAM) BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	Interest only
2.501 - 3.000	1	529,684	0.06%	531,000	6.99%	613	90.00%	54.15%	100.00%	0.00%	0.00%	0.00%	0.00%
4.001 - 4.500	28	8,537,346	0.99%	305,245	5.33%	656	79.10%	42.98%	100.00%	80.47%	71.17%	74.72%	59.94%
4.501 - 5.000	147	49,981,515	5.80%	340,358	5.71%	659	79.36%	42.24%	100.00%	87.04%	42.14%	93.67%	66.46%
5.001 - 5.500	421	123,698,353	14.35%	294,228	6.14%	650	80.54%	42.66%	97.05%	83.91%	38.25%	78.33%	49.79%
5.501 - 6.000	614	186,653,517	21.65%	304,460	6.66%	639	80.86%	42.90%	95.47%	80.52%	41.88%	58.73%	34.12%
6.001 - 6.500	713	187,207,814	21.71%	263,011	7.13%	631	82.93%	42.77%	91.64%	78.81%	38.18%	47.42%	21.92%
6.501 - 7.000	1,496	305,698,611	35.45%	204,671	8.19%	586	82.42%	42.57%	86.41%	83.55%	53.05%	50.52%	9.17%
TOTAL	3,420	862,306,840	100.00%	252,524	7.16%	622	81.72	42.69	91.96	82.04	44.8	58.32	26.99

Deal Coverage
Percentage of the deal based on
FICO and LTV buckets.*		Loan-to-Value (LTV)
		=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
FICO	NA
	=<500	0.00%	0.00%	0.05%	0.02%	0.01%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%
	>500 =<550	0.16%	0.13%	0.99%	1.02%	2.42%	3.98%	1.71%	0.48%	0.00%	0.00%	0.00%
	>550 =<600	0.14%	0.25%	0.65%	0.88%	1.18%	8.20%	3.25%	7.07%	0.55%	0.46%	0.00%
	>600 =<625	0.24%	0.03%	0.22%	0.57%	0.57%	8.30%	1.58%	4.25%	0.44%	1.66%	0.00%
	>625 =<650	0.12%	0.21%	0.16%	0.23%	0.43%	11.03%	1.12%	3.21%	0.42%	1.53%	0.00%
	>650 =<675	0.05%	0.05%	0.14%	0.16%	0.57%	6.46%	0.44%	2.29%	0.31%	1.08%	0.00%
	>675 =<700	0.05%	0.00%	0.08%	0.01%	0.28%	5.49%	0.59%	1.17%	0.19%	0.97%	0.00%
	>700 =<725	0.00%	0.01%	0.03%	0.04%	0.14%	2.88%	0.07%	0.93%	0.10%	0.56%	0.00%
	>725 =<750	0.00%	0.03%	0.02%	0.02%	0.10%	1.35%	0.13%	0.44%	0.08%	0.23%	0.00%
	>750 <800	0.00%	0.00%	0.00%	0.00%	0.05%	1.46%	0.23%	0.29%	0.10%	0.19%	0.00%
	=>800	0.00%	0.00%	0.07%	0.00%	0.00%	0.04%	0.00%	0.00%	0.01%	0.00%	0.00%
* This table should be filled out with the percentage of the deal corresponding to each cross LTV and FICO buckets

MI Coverage
Percentage of MI coverage based on
FICO and LTV buckets.*		Loan-to-Value (LTV)
		=<55	>55 =<60	>60 =<65	>65 =<70	>70 =<75	>75 =<80	>80 =<85	>85 =<90	>90 =<95	>95 <100	=>100
FICO	NA	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	=<500	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	>500 =<550	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.14%	0.21%	0.00%	0.00%	0.00%
	>550 =<600	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.11%	4.79%	0.22%	0.06%	0.00%
	>600 =<625	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.07%	2.97%	0.25%	0.25%	0.00%
	>625 =<650	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.90%	1.90%	0.30%	0.24%	0.00%
	>650 =<675	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.32%	1.35%	0.19%	0.12%	0.00%
	>675 =<700	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.49%	0.75%	0.04%	0.14%	0.00%
	>700 =<725	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.34%	0.04%	0.02%	0.00%
	>725 =<750	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.25%	0.00%	0.00%	0.00%
	>750 <800	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.16%	0.06%	0.04%	0.00%
	=>800	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%
* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets

IO ONLY FICO BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
Type	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
541 - 560	2	587,300	0.25%	293,650	6.54%	553	86.39%	41.20%	100.00%	100.00%	100.00%	100.00%	100.00%
561 - 580	22	6,725,992	2.89%	305,727	6.91%	577	80.00%	42.54%	100.00%	89.65%	53.19%	100.00%	84.61%
581 - 600	171	46,138,774	19.83%	269,817	6.76%	591	81.36%	42.48%	100.00%	91.05%	42.88%	97.83%	91.22%
601 - 620	163	45,610,828	19.60%	279,821	6.64%	610	82.16%	42.18%	100.00%	89.62%	38.32%	93.00%	90.44%
621 - 640	122	34,190,998	14.69%	280,254	6.51%	631	82.23%	41.81%	100.00%	86.76%	45.70%	93.82%	87.90%
641 - 660	103	34,194,110	14.69%	331,986	6.45%	649	81.83%	41.88%	100.00%	89.01%	40.61%	77.04%	89.21%
661 - 680	62	20,822,323	8.95%	335,845	6.32%	671	80.71%	42.01%	100.00%	88.73%	32.23%	63.90%	82.54%
681 - 700	57	19,709,142	8.47%	345,774	6.54%	690	81.44%	41.77%	100.00%	87.23%	15.88%	56.54%	95.57%
701 - 750	53	20,576,445	8.84%	388,235	6.47%	718	80.64%	41.12%	100.00%	86.43%	20.97%	51.21%	88.48%
751 - 800	12	3,712,300	1.60%	309,358	6.33%	769	84.95%	45.79%	100.00%	47.83%	20.80%	89.12%	100.00%
801 >=	1	436,000	0.19%	436,000	6.99%	810	80.00%	45.04%	100.00%	0.00%	0.00%	0.00%	100.00%
TOTAL	768	232,704,211	100.00%	303,001	6.57%	639	81.63%	42.07%	100.00%	88.02%	36.90%	82.33%	89.62%

IO ONLY PRINCIPAL BUCKET
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
UPB	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
75,000.01 - 100,000.00	13	1,195,504	0.51%	91,962	7.01%	614	80.25%	43.87%	100.00%	93.64%	24.56%	100.00%	77.01%
100,000.01 - 125,000.00	52	5,823,682	2.50%	111,994	7.19%	607	81.33%	43.58%	100.00%	92.21%	13.35%	98.09%	98.16%
125,000.01 - 150,000.00	49	6,732,697	2.89%	137,402	6.99%	626	80.23%	41.80%	100.00%	89.92%	39.36%	96.14%	85.33%
150,000.01 - 200,000.00	124	21,585,285	9.28%	174,075	6.89%	627	81.65%	42.80%	100.00%	88.54%	37.44%	88.86%	90.89%
200,000.01 - 250,000.00	109	24,305,267	10.44%	222,984	6.52%	636	82.11%	42.30%	100.00%	90.90%	38.28%	92.70%	91.26%
250,000.01 - 300,000.00	98	26,986,470	11.60%	275,372	6.50%	638	82.86%	42.93%	100.00%	83.64%	32.76%	88.70%	96.13%
300,000.01 - 350,000.00	81	26,276,439	11.29%	324,401	6.38%	629	82.71%	43.14%	100.00%	88.94%	45.44%	89.02%	92.71%
350,000.01 - 400,000.00	59	22,146,568	9.52%	375,366	6.63%	636	83.37%	42.79%	100.00%	87.98%	28.58%	82.95%	96.58%
400,000.01 - 450,000.00	57	24,228,397	10.41%	425,060	6.56%	657	82.61%	42.08%	100.00%	70.32%	33.48%	75.26%	94.62%
450,000.01 - 500,000.00	34	16,205,285	6.96%	476,626	6.44%	638	81.67%	42.10%	100.00%	85.04%	38.36%	91.28%	91.09%
500,000.01 - 600,000.00	45	24,557,968	10.55%	545,743	6.43%	653	80.45%	41.62%	100.00%	93.36%	37.57%	62.21%	88.43%
600,000.01 - 700,000.00	27	17,667,950	7.59%	654,369	6.72%	645	79.63%	40.71%	100.00%	100.00%	40.71%	59.29%	82.08%
700,000.01 >=	20	14,992,700	6.44%	749,635	6.29%	641	77.58%	37.78%	100.00%	95.00%	46.01%	80.14%	58.54%
TOTAL	768	232,704,211	100.00%	303,001	6.57%	639	81.63%	42.07%	100.00%	88.02%	36.90%	82.33%	89.62%
* In $1,000

INITIAL IO RESET PERIOD
	Deal Size			WA Loan	Weighted Average Collateral Characteristics
UPB	# Loans	Balance	%	Balance	WAC	FICO	%LTV	% DTI	Primary	SF/PUD	Refi Cachout	Full Doc	LTV =>80
None	3,754	737,170,007	76.01%	196,781	7.53%	619	82.78%	42.78%	89.94%	80.03%	47.98%	52.25%	81.10%
5 year	768	232,704,211	23.99%	303,001	6.57%	639	81.63%	42.07%	100.00%	88.02%	36.90%	82.33%	89.62%
TOTAL	4,522	969,874,219	100.00%	214,821	7.30%	624	82.51%	42.61%	92.35%	81.95%	45.32%	59.47%	83.14%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.